                                  EXHIBIT (11)

                                                                    EXHIBIT (11)

                         PARAMOUNT COMMUNICATIONS INC.
                       COMPUTATION OF EARNINGS PER SHARE
                       ELEVEN MONTHS ENDED MARCH 31, 1994
                        (IN MILLIONS, EXCEPT PER SHARE)




                                                                                 NET                                    NET EARNINGS
                                                                               EARNINGS             SHARES               PER SHARE
                                                                               --------             ------               ---------
Net earnings and average common shares outstanding  . . . . . . . . . .          $  5.7              120.0
Assumed exercise of dilutive options  . . . . . . . . . . . . . . . . .                                1.4
Assumed purchase of treasury stock using
  the average market price  . . . . . . . . . . . . . . . . . . . . . .                               (1.0)
                                                                                 ------              -----
                                               Primary earnings per share        $  5.7              120.4                  $.05
                                                                                                                            ====

Reverse dilutive effect of options included
  in primary calculation  . . . . . . . . . . . . . . . . . . . . . . .                               (0.4)
                                                                                                     -----
                                                                                                     120.0
Calculation of fully diluted earnings per share

   I)  Assumed exercise of outstanding
          options - Schedule A  . . . . . . . . . . . . . . . . . . . .                                1.5
  II)  Assumed purchase of treasury
          stock - Schedule A  . . . . . . . . . . . . . . . . . . . . .                               (1.0)
 III)  Reflect actual exercises as of the
          beginning of the period . . . . . . . . . . . . . . . . . . .                                1.3
                                                                                 ------              -----
                                         Fully diluted earnings per share          $5.7              121.8                  $.05
                                                                                 ======              =====                  ====


                                                                    EXHIBIT (11)

                         PARAMOUNT COMMUNICATIONS INC.
              SCHEDULE A - ASSUMED EXERCISE OF OUTSTANDING OPTIONS
                       ELEVEN MONTHS ENDED MARCH 31, 1994
                                 (IN MILLIONS)


                                                                                                             POTENTIAL
                                                                                                 ------------------------------
                                                                                                 ADDITIONAL             CASH
                                                                                                   SHARES              PROCEEDS
                                                                                                 ----------            --------

 I)  Options
     -------
        Options under the 1984 stock option plan  . . . . . . . . . . . . . . . . . . . . .                           $    0.7
        Options under the 1989 stock option plan  . . . . . . . . . . . . . . . . . . . . .           1.5                 66.8
                                                                                                     ----             --------
                                                                                                      1.5                 67.5

II)  Treasury Stock Purchase
     -----------------------
        Use of proceeds to purchase stock at average price
           for the period $65.15 (higher than period-end price) . . . . . . . . . . . . . .          (1.0)               (67.5)
                                                                                                     ----             --------
                                                                                                      0.5             $   -0-
                                                                                                     ====             ========

                                                                    EXHIBIT (11)

                         PARAMOUNT COMMUNICATIONS INC.
                         COMPUTATION OF LOSS PER SHARE
                        SIX MONTHS ENDED APRIL 30, 1993
                        (IN MILLIONS, EXCEPT PER SHARE)



                                                                                                                   E.P.S
                                                                                                        --------------------------
                                                                  LOSS BEFORE                               LOSS BEFORE
                                                               CUMULATIVE EFFECT                         CUMULATIVE EFFECT
                                                                 OF ACCOUNTING      NET                     OF ACCOUNTING      NET
                                                                     CHANGE         LOSS         SHARES       CHANGE          LOSS
                                                                     ------         ----         ------  -----------------    ----

Loss and average common shares outstanding  . . . . . . . . .      $  (9.1)        $(76.0)       117.8
Assumed exercise of dilutive options  . . . . . . . . . . . .                                      5.4
Assumed purchase of treasury stock using
  the average market price  . . . . . . . . . . . . . . . . .                                     (4.4)
                                                                    ------          ------       ------
                                       Primary loss per share         (9.1)         (76.0)       118.8      $(.08)(1)    $(.65)(1)
                                                                                                             ====         =====
Reverse dilutive effect of options included
  in primary calculation  . . . . . . . . . . . . . . . . . .                                     (1.0)
                                                                                                 ------
                                                                                                 117.8
Calculation of fully diluted loss per share

  I)     Assumed exercise of outstanding
            options - Schedule A  . . . . . . . . . . . . . .                                      5.6
  II)    Assumed purchase of treasury
            stock - Schedule A    . . . . . . . . . . . . . .                                     (4.1)
  III)   Reflect actual exercises as of the
            beginning of the year   . . . . . . . . . . . . .                                      0.1
                                                                     ------        ------        -----
                                 Fully diluted loss per share      $  (9.1)        $(76.0)       119.4      $(.08)(1)    $(.65)(1)
                                                                     ======        ======        =====       =====        =====



- - -----------------
(1) Computed using the average common shares outstanding since the assumed exercise of options is anti-dilutive.

                                                                    EXHIBIT (11)

                         PARAMOUNT COMMUNICATIONS INC.
              SCHEDULE A - ASSUMED EXERCISE OF OUTSTANDING OPTIONS
                        SIX MONTHS ENDED APRIL 30, 1993
                                 (IN MILLIONS)



                                                                                                             POTENTIAL
                                                                                                   --------------------------
                                                                                                   ADDITIONAL          CASH
                                                                                                     SHARES          PROCEEDS
                                                                                                   ----------        --------

   I)  Options
       -------
          Options under the 1984 stock option plan  . . . . . . . . . . . . . . . . . . . . .       2.2               $   72.3
          Options under the 1989 stock option plan  . . . . . . . . . . . . . . . . . . . . .       3.4                  142.1
                                                                                                    ---               --------
                                                                                                    5.6                  214.4

  II)  Treasury Stock Purchase
       -----------------------
          Use of proceeds to purchase stock at end of period price
             $52.00  (higher than average price for the period) . . . . . . . . . . . . . . .      (4.1)                (214.4)
                                                                                                   ----               --------
                                                                                                    1.5               $  -0-
                                                                                                   ====               ========


                                                                    EXHIBIT (11)

                         PARAMOUNT COMMUNICATIONS INC.
                       COMPUTATION OF EARNINGS PER SHARE
                          YEAR ENDED OCTOBER 31, 1992
                        (IN MILLIONS, EXCEPT PER SHARE)


                                                                                                                   E.P.S
                                                                                                         -------------------------
                                                                    EARNINGS                                EARNINGS
                                                                     BEFORE                                  BEFORE
                                                                  EXTRAORDINARY      NET                 EXTRAORDINARY      NET
                                                                      ITEM        EARNINGS       SHARES       ITEM        EARNINGS
                                                                  -------------   --------       ------  -------------    --------
Earnings and average common shares outstanding  . . . . .            $274.2         $265.4       118.1
Assumed exercise of dilutive options  . . . . . . . . . .                                          5.6
Assumed purchase of treasury stock using
  the average market price  . . . . . . . . . . . . . . .                                         (4.5)
                                                                     -----          ------       -----
                              Primary earnings per share             274.2           265.4       119.2       $2.31         $2.23
                                                                                                             =====         =====

Reverse dilutive effect of options included
  in primary calculation  . . . . . . . . . . . . . . . .                                         (1.1)
                                                                                                 -----
                                                                                                 118.1
Calculation of fully diluted earnings per share

  I)  Assumed exercise of outstanding
         options - Schedule A   . . . . . . . . . . . . .                                          5.6
  II)  Assumed purchase of treasury
         stock - Schedule A   . . . . . . . . . . . . . .                                         (4.5)
                                                                    ------          ------       -----
                            Fully diluted earnings per share        $274.2          $265.4       119.2       $2.31         $2.23
                                                                    ======          ======       =====       =====         =====

                                                                    EXHIBIT (11)

                         PARAMOUNT COMMUNICATIONS INC.
              SCHEDULE A - ASSUMED EXERCISE OF OUTSTANDING OPTIONS
                          YEAR ENDED OCTOBER 31, 1992
                                 (IN MILLIONS)



                                                                                                             POTENTIAL
                                                                                                 ------------------------------
                                                                                                 ADDITIONAL              CASH
                                                                                                   SHARES              PROCEEDS
                                                                                                 ----------            --------
 I)  Options
     -------
        Options under the 1973 stock purchase plan  . . . . . . . . . . . . . . . . . . . .                           $    0.4
        Options under the 1984 stock option plan  . . . . . . . . . . . . . . . . . . . . .         2.8                   86.8
        Options under the 1989 stock option plan  . . . . . . . . . . . . . . . . . . . . .         2.8                  111.1
                                                                                                   ----               --------
                                                                                                    5.6                  198.3

II)  Treasury Stock Purchase
     -----------------------
        Use of proceeds to purchase stock at average price
           for year $43.80  (higher than year-end price)  . . . . . . . . . . . . . . . . .        (4.5)                (198.3)
                                                                                                   ----               --------
                                                                                                    1.1               $  -0-
                                                                                                   ====               ========


                                                                    EXHIBIT (11)

                         PARAMOUNT COMMUNICATIONS INC.
                       COMPUTATION OF EARNINGS PER SHARE
                          YEAR ENDED OCTOBER 31, 1991
                        (IN MILLIONS, EXCEPT PER SHARE)




                                                                                         NET                         NET EARNINGS
                                                                                       EARNINGS         SHARES        PER SHARE
                                                                                       --------         ------       ------------
Net earnings and average common shares outstanding  . . . . . . . . . .                 $ 127.6          117.7
Assumed exercise of dilutive options  . . . . . . . . . . . . . . . . .                                    3.5
Assumed purchase of treasury stock using
  the average market price  . . . . . . . . . . . . . . . . . . . . . .                                   (2.7)
                                                                                        -------          -----
                                             Primary earnings per share                   127.6          118.5           $1.08
                                                                                                                         =====

Reverse dilutive effect of options included
  in primary calculation  . . . . . . . . . . . . . . . . . . . . . . .                                   (0.8)
                                                                                                          -----
                                                                                                         117.7
Calculation of fully diluted earnings per share

   I)  Assumed exercise of outstanding
          options - Schedule A  . . . . . . . . . . . . . . . . . . . .                                    4.0
  II)  Assumed purchase of treasury
          stock - Schedule A  . . . . . . . . . . . . . . . . . . . . .                                   (3.1)
 III)  Reflect actual exercises as of the
          beginning of the year
             Options and purchase of treasury
                stock - net . . . . . . . . . . . . . . . . . . . . . .                                    0.1
                                                                                         ------          -----
                                       Fully diluted earnings per share                 $ 127.6          118.7           $1.07
                                                                                         ======          =====           =====

                                                                    EXHIBIT (11)

                         PARAMOUNT COMMUNICATIONS INC.
              SCHEDULE A - ASSUMED EXERCISE OF OUTSTANDING OPTIONS
                          YEAR ENDED OCTOBER 31, 1991
                                 (IN MILLIONS)


                                                                                                             POTENTIAL
                                                                                                 ------------------------------
                                                                                                 ADDITIONAL              CASH
                                                                                                   SHARES              PROCEEDS
                                                                                                 ----------            --------
 I)  Options
     -------
        Options under the 1973 stock purchase plan . . . . . . . . . . . . . . . . . . . . .        0.1                $   0.7
        Options under the 1984 stock option plan . . . . . . . . . . . . . . . . . . . . . .        2.9                   86.6
        Options under the 1989 stock option plan . . . . . . . . . . . . . . . . . . . . . .        1.0                   37.2
                                                                                                    ---                -------
                                                                                                    4.0                  124.5

II)  Treasury Stock Purchase
     -----------------------
        Use of proceeds to purchase stock at year-end price
           $40.13  (higher than average price for year)  . . . . . . . . . . . . . . . . . .       (3.1)                (124.5)
                                                                                                   ----                -------
                                                                                                    0.9                $  -0-
                                                                                                   ====                =======